EXHIBIT 99.1
                                                                    ------------

                                SCHEDULE 2.6(B)-1
                                -----------------
       DESIGNATION OF RIGHTS AND PREFERENCES FOR SERIES A PREFERRED STOCK
       ------------------------------------------------------------------

         The issue of up to 303,771 shares of Series A Preferred Stock, $.01 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights and qualifications of all 303,771 shares of this series, in addition to those set forth in the Articles of Incorporation (as amended from time to time), are hereby fixed as follows:

         1. Designation. The designation of such Preferred Stock shall be Series A Preferred Stock, and the number of shares constituting such series is 303,771. Shares of the Series A Preferred Stock shall have a stated value of $50 per share. The number of authorized shares of the Series A Preferred Stock may be reduced by resolution duly adopted by the Board of Directors of the Corporation and by the filing of a certificate pursuant to the provisions of the Act stating that such reduction has been so authorized.

         2.  Dividends.

             2.1. Dividend rates on the shares of the Series A Preferred Stock shall be for the period that commences on January 1, 2002 and that shall end on and include March 31, 2001 (the "Initial Dividend Period") and for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period," and the Initial Dividend Period and any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section 3) in respect of each Dividend Period. Such dividends shall be cumulative from the first day of the Initial Dividend Period and shall be declared, set aside and paid from funds legally available for that purpose, on March 31, June 30, September 30 and December 31 of each year, commencing with such date that is the last day of the Initial Dividend Period (the respective dates that such dividends are payable will hereinafter be referred to as the "Dividend Payment Dates"). The dividend for a Dividend Period shall be paid to the holders of record of shares of the Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the Dividend Payment Date for that Dividend Period, as shall be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date.

             2.2. Dividends on account of arrears for any one or more past Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 30 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation, or by a committee of said Board of Directors duly authorized to fix such date. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the Series A Preferred Stock for each full Dividend Period (including the Initial Dividend Period) shall be computed by dividing the Applicable Rate by four. Dividends payable for any period less than a full Dividend Period shall be computed on the basis of a 360-day year of four 90-day quarters and the actual number of days elapsed in the period for which payable.

         3.  Definition of Applicable Rate.

             3.1. The "Applicable Rate" for a Dividend Period (a) shall be 7%, if neither of the succeeding clauses (b) or (c) applies; (b) shall be 12%, if (i) a Dividend Default (as defined in Section 3.2) has occurred and is continuing on the last day of the Dividend Period or, in the event of dividends payable for any period less than a full Dividend Period, on the last day of such period, and (ii) the succeeding clause
         (c) does not apply; or (c) shall be 14%, if a Series A Redemption Default (as defined in Section 10.1) or a Covenant Default (also as defined in Section 10.1) has occurred and is continuing on the last day of the Dividend Period or, in the event of dividends payable for any period less than a full Dividend Period, on the last day of such period.

             3.2. A "Dividend Default" shall occur if the Corporation fails for two consecutive Dividend Periods to pay, within 10 days of the respective Dividend Payment Dates therefor, any dividends payable for those Dividend Periods on either the Series A Preferred Stock or the Corporation's Series B Preferred Stock.

         4.  Redemption.

             4.1. The Corporation, at its option, may redeem the Series A Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price of $50.00 per share (such amount to be equitably adjusted in the event of any subdivision or combination of the Series A Preferred Stock), plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

             4.2. If the Corporation elects to redeem shares of Series A Preferred Stock, notice of such redemption (the "Redemption Notice") shall be given by first class mail, postage prepaid, mailed not less than 10 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Any Redemption Notice mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each Redemption Notice shall state: (a) the redemption date; (b) the number of shares of Series A Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder;
         (c) the redemption price; (d) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. If a Redemption Notice is mailed as aforesaid, then, from and after the redemption date stated therein (unless a default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the Corporation (except the right to receive from the Corporation the redemption price, without interest thereon) shall cease. Upon surrender in accordance with said Redemption Notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the Redemption Notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of the Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. A new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

             4.3. Notwithstanding the foregoing provisions of this Section 4, if any dividends on the Series A Preferred Stock are in arrears, no shares of the Series A Preferred Stock shall be redeemed unless all outstanding shares of the Series A Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms (such terms to include a provision for pro rata acceptance of all shares tendered for purchase) to holders of all outstanding shares of the Series A Preferred Stock.

         5. Shares to be Retired. All shares of the Series A Preferred Stock redeemed by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

         6. Conversion or Exchange. The holders of shares of the Series A Preferred Stock shall not have any rights to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

         7. Voting. The Series A Preferred Stock shall have no voting powers either general or special except as otherwise required by the Act and as provided in Section 8.

         8. Protective Provisions. Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of record of at least 75% of the outstanding shares of the Series A Preferred Stock, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose, shall be necessary for (a) any amendment to the Articles of Incorporation or By-Laws of the Corporation (as amended from time to time) that adversely affects the preferences, rights, powers or privileges of the Series A Preferred Stock; (b) any authorization, issuance or increase in the authorized amount of any additional class or series of Senior Stock or Parity Stock (as those terms are defined in Section 12); (c) any merger of the Corporation into another corporation in a transaction where the Corporation is not a surviving corporation; (d) any sale, conveyance, exchange or transfer of all or substantially all the property or business of the Corporation; (e) any voluntary liquidation, dissolution or winding up of the Corporation; and (f) any declaration or payment by the Corporation of any dividend, other than dividends declared or paid on the Series A Preferred Stock and the Corporation's Series B Preferred Stock.

         9. Limitation on Dividends on Junior Stock. So long as any of the Series A Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on any one or more classes of Junior Stock (as defined in Section
12), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series A Preferred Stock at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment; provided, however, that, so long as no Triggering Event has occurred and is continuing, the Corporation shall be entitled to repurchase (a) shares of Common Stock in accordance with restricted stock purchase agreements entered into with employees, consultants and directors of the Corporation and its direct and indirect subsidiaries and (ii) a number of shares of Common Stock during each calendar year equal to the aggregate number of shares of Common Stock issued or to be issued during that year in connection with benefit programs for employees, consultants and directors of the Corporation and its direct and indirect subsidiaries, including stock bonuses, restricted stock grants and contributions to qualified plans, so long as the total number of shares of Common Stock repurchased pursuant to the foregoing clause (a) and clause (b) during each calendar year may not exceed 1% of the number of shares of Common Stock of the Corporation outstanding on the first day of such calendar year (such number to be equitably adjusted in the event of any subdivision or combination of the Common Stock during such calendar year). A Junior Stock Payment made in conformity with the proviso in the preceding sentence shall not constitute a Covenant Default.

         10. Triggering Event.

             10.1. A "Triggering Event" shall occur if (a) a Dividend Default occurs; (b) the Corporation fails to call for redemption pursuant to
         Section 4 all of the outstanding shares of Series A Preferred Stock and complete such redemption by January 30, 2005, unless such failure is due solely to the failure of one or more holders of the Series A Preferred Stock to surrender in accordance with the Redemption Notice the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the Redemption Notice shall so state) (such failure is herein referred to as a "Series A Redemption Default"); or
         (c) the Corporation breaches or fails to perform any obligation in
         Section 4.3, 8, 9 or 10.2 of this Article Fourth A, and such breach or failure, if susceptible of cure, is not cured within 30 days after the Corporation receives written notice of default from the then holders of record of a majority of the outstanding shares of the Series A Preferred Stock (such breach or failure is herein referred to as a "Covenant Default"). Once a Triggering Event occurs by reason of a Dividend Default, the Triggering Event shall solely for purposes of
         Section 10.2 be deemed to continue until all accrued and unpaid dividends on the Series A Preferred Stock and the Corporation's Series B Preferred Stock have been paid (or declared and set aside for payment) and thereafter until the Corporation has for three consecutive Dividend Periods paid (or declared and set aside for payment), within 10 days of the respective Dividend Payment Dates therefor, all dividends payable for those Dividend Periods on both the Series A Preferred Stock and the Corporation's Series B Preferred Stock.

             10.2. If a Triggering Event occurs, the then holders of record of a majority of the outstanding shares of the Series A Preferred Stock and the Corporation's Series B Preferred Stock will be entitled, by written instrument delivered to the Corporation, to jointly designate two individuals to serve on the Board of Directors of the Corporation. As promptly as practical following receipt of such written designation, the Corporation will cause two vacancies to exist on its Board of Directors (by means of a resignation of one or more directors, an increase in the number of directors constituting the Board of Directors or a combination of the two) and cause the individuals named in the designation to be elected to fill those vacancies. If either of such individuals ceases to serve as a director for any reason, the Corporation will use its best efforts to have appointed or elected as a successor director such other individual as is designated by the then holders of record of a majority of the outstanding shares of the Series A Preferred Stock and the Corporation's Series B Preferred Stock. The right to representatives on the Board of Directors will terminate at such time as no Triggering Event is continuing or deemed to be continuing as provided in Section 10.1. Upon such termination, the terms of office of all individuals who may have been elected directors pursuant to this Section 10.2 shall forthwith terminate without reduction in the number of directors constituting the Board of Directors.

         11. Liquidation Preference.

             11.1. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after any distribution of assets shall be made to the holders of any Senior Stock but before any distribution of assets shall be made to the holders of any Junior Stock, an amount equal to $50 per share (such amount to be equitably adjusted in the event of any subdivision or combination of the Series A Preferred Stock) plus an amount equal to any accrued and unpaid dividends thereon (whether or not earned or declared) to the date fixed for payment of such distribution.

             11.2. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock, the holders of the Corporation's Series B Preferred Stock and the holders of any other shares of stock of the Corporation ranking on a parity with the Series A Preferred Stock and the Corporation's Series B Preferred Stock as to distributions upon such liquidation, dissolution or winding up shall be entitled to the receipt of the amounts distributable upon such liquidation, dissolution or winding up in proportion to their respective liquidation prices, without preference or priority, one over the other, as between the holders of the Series A Preferred Stock, the Corporation's Series B Preferred Stock and such other shares.

             11.3. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to distributions upon such liquidation, dissolution or winding up on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this Section 11, the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

             11.4. For the purposes of this Section 11, a sale, conveyance, exchange or transfer of all or substantially all the property or business of the Corporation, and a merger of the Corporation into another corporation in a transaction where the Corporation is not a surviving corporation, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation. A merger of another corporation into the Corporation in a transaction where the Corporation is a surviving corporation shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation for the purposes of this Section 11.

         12. Ranking of Stock of the Corporation. Any stock of any class or classes of the Corporation shall be deemed to rank:

             (a) prior to the shares of the Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of the Series A Preferred Stock (such class or classes of stock are sometimes herein referred to as "Senior Stock");

             (b) on a parity with the shares of the Series A Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up of the Corporation, or both, as the case may be, in proportion to their respective dividend rates and/or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the

                    Series A Preferred Stock (such class or classes of stock are sometimes herein referred to as "Parity Stock"); and

             (c) junior to the shares of the Series A Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of the Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes (such class or classes of stock are sometimes herein referred to as "Junior Stock").

         13. Capitalized Terms. Except as otherwise provided herein, the meanings of the capitalized terms contained in this Article Fourth A shall govern the construction of this Article Fourth A but shall not govern the construction of any other provisions of the Corporation's Articles of Incorporation (as amended from time to time), including but not limited to any provisions of any other designation of any other class or series of capital stock of the Corporation, unless specifically stated otherwise by such other provisions. References in this Article Fourth A to "Dividend Periods" and "Dividend Payment Dates" for the Corporation's Series B Preferred Stock shall be deemed to refer to the definitions of those terms contained in Article Fourth-B of the Articles of Incorporation.